EXHIBIT 99

NEWS RELEASE
TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP.
HOLDS ANNUAL STOCKHOLDERS’ MEETING

Hallstead Pa, April 28, 2011/ – Peoples Financial Services Corp. (OTCBB:PFIS) held its annual stockholders' meeting today at Shadowbrook Inn and Resort, Tunkhannock Pa.

Stockholders elected the following directors to serve as Class III Directors for a three-year term: Earle A. Wootton, retired publisher of The Susquehanna County Independent and Alan W. Dakey, President and Chief Executive Officer of Peoples Financial Services Corp and Peoples Neighborhood Bank.  The elected joined the following standing Directors not due for election in 2012: William E. Aubrey, II, President and Chief Executive Officer of Gertrude Hawk Chocolates; Joseph T. Wright, Jr., partner in Wright and Reihner, PC; George H. Stover, Jr., Owner of Stover Appraisal Services; Richard S. Lochen, Jr., partner in Lochen and Chase, Certified Public Accountants; and Ronald G. Kukuchka, President of Ace Robbins.

William E. Aubrey, Chairman of the Board, called the meeting to order and welcomed the nearly 200 stockholders in attendance.  During a brief presentation, President Dakey addressed the stockholders about the Company's recent performance. He reported that the Corporation had a very strong year of financial performance with net income increasing to $7,817,000, an increase of 20.5% over the prior year.  Earnings per share increased from $2.07 to $2.49 and return on average assets was 1.33% in 2011. Total assets at yearend were $621,404,000, an increase of 11.3% over the prior year.  PFIS was able to achieve growth in its loan portfolio of 14% over the prior year which is atypical for banks in the current economic environment. Loan quality remains strong and loan demand continues to provide an opportunity for the bank to invest deposits in assets proving favorable returns.

Mr. Dakey expressed optimism about PFIS’s opportunities in 2012. First quarter earnings increased by 34% over the prior year.  The quarterly dividend was increased to $0.21 for the first quarter in 2012 as a result in the favorable trend in earnings.   The Company continues to benefit from deposits and loan growth resulting from Marcellus Shale activity in its primary markets and is one of the only true local community banks serving these markets.

Peoples Financial Services Corporation is the parent company of Peoples Neighborhood Bank (the “Bank”).  The Bank was recognized as one of the Best Places to Work in PA in 2011 and was also recognized by SNL Financial as one of the Top 100 Community Banks in the U.S. in 2011 based on its financial performance.  Mr. Dakey expressed pride in these recognitions.

The Bank is an independent community bank serving Lackawanna, Wyoming and Susquehanna Counties in Pennsylvania and Broome County in New York through eleven offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities.  In addition, customers can take advantage of PNB Online Banking services by accessing the Company's website at http://www.peoplesnatbank.com. Peoples Wealth Management, a division of the Bank’s subsidiary Peoples Advisors LLC, provides investment advisory services to the general public. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

Except for historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports including the Annual Report on Form 10-K for the year ended December 31, 2011.

SOURCE Peoples Financial Services Corp.
/Contact:MEDIA/INVESTORS, Scott A. Seasock, 570.879.2175, of Peoples Financial Services Corp.
Co: Peoples Financial Services Corp.
St: Pennsylvania
In: Fin

EXHIBIT 99

NEWS RELEASE
TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP.
HOLDS ANNUAL STOCKHOLDERS’ MEETING

Hallstead Pa, April 28, 2011/ – Peoples Financial Services Corp. (OTCBB:PFIS) held its annual stockholders' meeting today at Shadowbrook Inn and Resort, Tunkhannock Pa.

Stockholders elected the following directors to serve as Class III Directors for a three-year term: Earle A. Wootton, retired publisher of The Susquehanna County Independent and Alan W. Dakey, President and Chief Executive Officer of Peoples Financial Services Corp and Peoples Neighborhood Bank.  The elected joined the following standing Directors not due for election in 2012: William E. Aubrey, II, President and Chief Executive Officer of Gertrude Hawk Chocolates; Joseph T. Wright, Jr., partner in Wright and Reihner, PC; George H. Stover, Jr., Owner of Stover Appraisal Services; Richard S. Lochen, Jr., partner in Lochen and Chase, Certified Public Accountants; and Ronald G. Kukuchka, President of Ace Robbins.

William E. Aubrey, Chairman of the Board, called the meeting to order and welcomed the nearly 200 stockholders in attendance.  During a brief presentation, President Dakey addressed the stockholders about the Company's recent performance. He reported that the Corporation had a very strong year of financial performance with net income increasing to $7,817,000, an increase of 20.5% over the prior year.  Earnings per share increased from $2.07 to $2.49 and return on average assets was 1.33% in 2011. Total assets at yearend were $621,404,000, an increase of 11.3% over the prior year.  PFIS was able to achieve growth in its loan portfolio of 14% over the prior year which is atypical for banks in the current economic environment. Loan quality remains strong and loan demand continues to provide an opportunity for the bank to invest deposits in assets proving favorable returns.

Mr. Dakey expressed optimism about PFIS’s opportunities in 2012. First quarter earnings increased by 34% over the prior year.  The quarterly dividend was increased to $0.21 for the first quarter in 2012 as a result in the favorable trend in earnings.   The Company continues to benefit from deposits and loan growth resulting from Marcellus Shale activity in its primary markets and is one of the only true local community banks serving these markets.

Peoples Financial Services Corporation is the parent company of Peoples Neighborhood Bank (the “Bank”).  The Bank was recognized as one of the Best Places to Work in PA in 2011 and was also recognized by SNL Financial as one of the Top 100 Community Banks in the U.S. in 2011 based on its financial performance.  Mr. Dakey expressed pride in these recognitions.

The Bank is an independent community bank serving Lackawanna, Wyoming and Susquehanna Counties in Pennsylvania and Broome County in New York through eleven offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities.  In addition, customers can take advantage of PNB Online Banking services by accessing the Company's website at http://www.peoplesnatbank.com. Peoples Wealth Management, a division of the Bank’s subsidiary Peoples Advisors LLC, provides investment advisory services to the general public. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

Except for historical information contained herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports including the Annual Report on Form 10-K for the year ended December 31, 2011.

SOURCE Peoples Financial Services Corp.
/Contact:MEDIA/INVESTORS, Scott A. Seasock, 570.879.2175, of Peoples Financial Services Corp.
Co: Peoples Financial Services Corp.
St: Pennsylvania
In: Fin